UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

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Definitive Information statement

OPTA CORPORATION

(Name of Registrant As Specified In Its Charter)

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OPTA CORPORATION

1350 Old Bayshore Highway, Suite 740

Burlingame, CA 94010

INFORMATION STATEMENT

May 17, 2005

This information statement is being circulated to the stockholders of  Opta Corporation, a Delaware corporation (the "Company"), in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding voting securities of the Company and is being furnished to holders of record of the common stock of the Company in order to comply with the requirements of Section 14(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Regulation 14C under the Exchange Act.  The purpose of the information statement is to inform all stockholders of the election of directors.  The information statement was first mailed or delivered to you on or about May 17, 2005.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY

We are not seeking consent, authorization or proxies from you because the consent of stockholders entitled to cast the required number of votes to elect the members of the Board of Directors has already been obtained.  The election of the directors will not become effective pursuant to the written consent already obtained for 20 calendar days from the date hereof.  This information statement also serves as notice to you of an action taken by less than unanimous written consent.  Such notice is required by Section 228 of the Delaware General Corporation Law and Article II, Section 13 of the Company’s Amended and Restated Bylaws.

Unless otherwise noted, references to the “Company,” “we,” “our,” or “us” mean Opta Corporation, a Delaware corporation, and its consolidated subsidiaries.  Our principal executive offices are located at 1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010, and our telephone number is (650) 579-3610.

The cost of this Information Statement, consisting of printing, handling and mailing of the Information Statement and related materials, will be paid by the Company.

VOTING SECURITIES

As of the close of business on May 6, 2005, the record date for the determination of stockholders to whom this information statement is sent, the Company had outstanding 50,037,538 shares of common stock, par value $0.001 per share.  Each stockholder is entitled to one vote per share of capital stock held.

As permitted under Section 228 of the Delaware General Corporation Law, by written consent dated May 16, 2005, stockholders of the Company representing more than a majority of the issued and outstanding shares of common stock elected the following directors: Vincent Yong YAN, as a Class II Director with a term expiring at the 2006 annual meeting, LI Dongsheng and James Jian LIU, as Class III Directors with terms expiring at the 2007 annual meeting, and LIN Zuoquan, as a Class I Director with a term expiring at the 2008.

CONSENTING STOCKHOLDERS

On May 16, 2005, the following stockholders, who collectively own approximately 60.2% of our common stock, consented in writing to the election of directors; the vote of more than 50% of our common stock was required.  See “Security Ownership of Certain Beneficial Owners and Management” below.

Stockholder Name	Shares of Common Stock	Percentage
Lotus International Holdings Ltd.	16,000,000	32.0%
TCL Industries Holdings (HK) Ltd.	9,606,671	19.2%
Yuan Zhang	1,250,000	2.5%
Zhao Zhang	1,250,000	2.5%
Qiang Zhang	2,000,000	4.0%
Total	30,106,671	60.2%

Under Delaware law, we are required to give all stockholders written notice of any actions that are taken by written consent without a stockholders meeting.  Under Section 14(c) of the Exchange Act, the actions cannot become effective until 20 calendar days after the mailing date of this information statement to our stockholders.

We are not seeking written consent from any of our stockholders and our other stockholders will not be given an opportunity to vote with respect to these actions.  All necessary corporate and stockholder approvals have been obtained, and this information statement is furnished solely for the purpose of:

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advising stockholders of the action taken by written consent, as required by Delaware law; and

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giving stockholders advance notice of the actions taken, as required by the Exchange Act.

DISSENTERS’ RIGHTS

Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken have no right under Delaware law to dissent or require a vote of all our stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the number of shares of Common Stock beneficially owned as of May 6, 2005 by (i) all persons who are beneficial owners of five percent or more of the Company’s Common Stock, (ii) the Company’s executive officers, (iii) each director and nominee for director of the Company, and (iv) all current executive officers and directors as a group as of May 6, 2005:

	Shares of Stock Beneficially Owned (1)	Percentage of Class (1)
Lotus International Holdings Ltd.(2) Suite 13 First Fl., Oliaji Trade Center Francis Rachel Street Victoria, Mahe Republic Of Seychelles	16,000,000	32.0%
TCL Industries Holdings (HK) Ltd.(3) 13/F TCL Tower 8 Tai Chung Road Tsuen Wan, Hong Kong	9,606,671	19.2%
LI, Dongsheng	----	----
YAN, Vincent Yong	----	----
LIU, James Jian	----	----
LIN, Zuoquan	----	----
LIN, Jih-Ming	----	----
WANG, Sean	----	----
All directors and executive officers as a group (consisting of 6 persons)	----	----

(1) All information is as of May 6, 2005 and was determined in accordance with Rule 13(d)(3) under the Exchange Act, based solely upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission (“SEC”).

(2) Lotus International Holdings Ltd. is controlled by TCL Industries Holdings (HK) Ltd.

(3) TCL Industries Holdings (HK) Ltd. is an affiliate of TCL Holdings Group.

DIRECTORS AND EXECUTIVE OFFICERS

Incorporated by reference to Form 10-K for the year ended June 30, 2004, as filed February 18, 2005.

The Company’s Audit Committee has had two meetings during the last fiscal year and the Company’s Compensation Committee has had one meeting during the last fiscal year.

NOMINATING PROCEDURES FOR DIRECTORS

(1) Qualifications of Nominees for the Directors

The Audit Committee, responsible for the duty of the nominating directors, believes that members of the Company’s Board of Directors must possess certain basic qualifications in order to properly discharge their fiduciary duties to shareholders and provide effective oversight of the management of the Company. Only those who possess minimum qualifications described in this policy will be considered nominees. These basic qualifications include:

(A)

Integrity

All candidates must be individuals of personal integrity and ethical character;

(B)

Absence of Conflict of Interest

Candidates should not have any interests that would materially impair his or her ability to exercise judgment or otherwise discharge the fiduciary duties owed as a director to the Company and its shareholders;

(C)

Fair and Equal representation

Candidates must be able to represent fairly and equally all shareholders of the Company;

(D)

Oversight

Candidates are expected to have sound judgment, borne of management or policy-making experience that demonstrates an ability to function effectively in an oversight role;

(E)

Business Understanding

Candidates must have a general appreciation regarding major issues facing public companies of scope similar to the Company;

(F)

Available Time

Candidates must have and be prepared to devote adequate time to the Board and its committees.

(2) Nominating Procedures

(A) Security Holders Entitled to Make Submissions

The Nominating Committee of the Company’s Board of Directors will accept all submissions from shareholders of recommendations for the nomination of directors and will accordingly nominate the recommended candidates;

(B) Manner and Address for Submission

All shareholder nominating recommendations must be in writing, addressed to the Nominating Committee in care of the Company’s corporate secretary and mailed to the Company’s principal headquarters at 1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010. E-mailed submissions will not be accepted.

(C) Information Concerning the Recommending Shareholders

A nominating recommendation must be accompanied by the following information concerning each recommending shareholder:

[i] The name and address including telephone number, of the recommending shareholder;

[ii] The number of the Company’s shares owned by the recommending shareholder and the time period for which the shares have been held;

[iii] A statement from the shareholder as to whether the shareholder has a good faith intention to continue to hold the shares until the Company’s next annual meeting of shareholders.

(D) Information Concerning the Proposed Nominees

A nominating recommendation must be accompanied by the following information regarding the proposed nominees:

[i] the information required by Item 401 of SEC Regulation S-K (generally providing for disclosure of the name, address, age, understanding regarding nomination and five year business experience of the proposed nominee, as well as information regarding types of any legal proceedings within the past five years involving the nominee.)

[ii] the information required by Item 403 of SEC Regulation S-K (generally providing for disclosure regarding the holding of any securities of the Company.)

[iii] the information required by Item 404 of SEC Regulation S-K (generally providing disclosure of any transactions between the proposed nominees and management valued in excess of $60,000 and certain other types of business relationships with the Company.)

(E) Relationships between the Proposed Nominee and the Recommending Shareholder

The nominating recommendation must disclose any relationships between the proposed nominee and the recommending shareholder and any agreements or understandings between the shareholder and the nominee regarding the nomination.

(G)

Ability to Represent All Shareholders

The recommending shareholder must state whether, in the view of the shareholder, that the nominee would represent all shareholders and not serve for the purpose of advancing or favoring any particular shareholder (or group of shareholders).

(H)

Timing for Submission Regarding Nominees for Election at Annual Meeting

A shareholder (or group of shareholders) with a nominating recommendation for an annual meeting of shareholders must ensure that it is received by the Company 30 days prior to the annual meeting of shareholders.

(I) In its discretion, the Nominating Committee may designate one or more of its members (or the entire Committee) to interview any proposed nominees.

AUDIT COMMITTEE REPORT

The Audit Committee, comprised of two directors, oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control.

The Audit Committee reviewed with management the audited financial statements contained in the Annual Report. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with general accepted accounting principles.

The Audit Committee discussed with Hein & Associates LLP, the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committee), and has discussed with the independent auditors the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by auditors were compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

Submitted by:

Audit Committee

/s/ James Liu

/s/ Zuoquan Lin

BOARD MEETINGS

The Board held three meetings during the last fiscal year.  Jih-Ming Lin attended less than 75% of the total number of meetings of the Board of Directors held during the period for which he has been a director.

POLICIES AND PROCEDURES FOR RECEIPT OF EMPLOYEE COMPLAINTS

Opta Corporation and its subsidiaries (the "Company") believe that it is imperative to provide a workplace conducive to open discussion of its business practices.  It is the Company's policy to comply with all applicable laws that protect employees against unlawful discrimination or retaliation by their employer as a result of their lawfully reporting information regarding, or their participating in, investigations involving corporate fraud or other violations by the Company or its agents of federal or state law.

In order to facilitate the reporting of employee complaints, the Company's Audit Committee has adopted these Policies and Procedures for Receipt of Employee Complaints (the "Policy"), which establishes the following procedures for (a) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

Retaliation Prohibited

Any employee of the Company may submit a good faith complaint regarding accounting or auditing matters to the management of the Company without fear of dismissal or retaliation of any kind.  Specifically, the Company policy prevents any employee from being discharged, demoted, suspended, threatened, harassed, and discriminated against or subject to disciplinary or retaliatory action by the Company or any of its employee or agents as a result of the employee's good faith conduct involving:

(a)

Disclosing information to a government or law enforcement agency, where the employee has reasonable cause to believe that the information discloses a violation or possible violation of federal or state law or regulation.

(b)

Providing information, causing information to be provided, filing, causing to be filed, testifying, participating in a proceeding filed or about to be filed (with the knowledge of the Company), or otherwise assisting in an investigation or proceeding, which is being conducted by a federal regulatory agency, a member of Congress or a person at the Company with supervisory or similar authority over the employee, regarding any conduct that the employee reasonably believes involves a violation of:

(i)

Federal criminal law relating to securities fraud, mail fraud, bank fraud, or wire radio and television fraud;

(ii)

Any rule or regulation of the Securities and Exchange Commission; or

(iii)

Any provision of federal law relating to fraud against shareholders.

Complaint Procedure

The Company has established certain procedures whereby any employee of the Company may submit to the Company complaints or concerns regarding:

(a)

Fraud or deliberate error in the preparation, evaluation, review or audit of any financial statement of the Company;

(b)

Fraud or deliberate error in the recording and maintaining of financial records of the Company;

(c)

Deficiencies in or noncompliance with the Company's internal accounting controls;

(d)

Misrepresentation or false statement to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Company; or

(e)

Deviation from full and fair reporting of the Company's financial condition.

Complaints and concerns involving these matters may be reported directly to Zuoquan Lin, the Designated Audit Committee Member who can be reached by telephone at 011-86-13801113040 or email at lz@pku.edu.cn.

In addition, the Company has established a procedure by which confidential complaints may be reported anonymously to the Company.  You may anonymously (except by email) submit a complaint by sending an email to complaint@optaco.com or notifying us by regular mail at 1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94404.

Discussion and Handling of Complaints

The Company's Audit Committee is responsible for implementing and overseeing the receipt and handling of complaints under this Policy.  Zuoquan Lin is appointed as the Designated Audit Committee Member to review and investigate any and all concerns regarding accounting, internal accounting controls or auditing matters.  In the event of a real or apparent conflict of interest between the interests of Zuoquan Lin and a matter under investigation then Zuoquan Lin  shall be the Designated Audit Committee Member for such matter.

The Designated Audit Committee Member shall initially review all complaints to determine whether the complaint is covered under this Policy.  If possible, the Designated Audit Committee Member shall acknowledge receipt of the complaint to the sender and inform the sender of the steps that will be taken with respect to his or her complaint.  The Designated Audit Committee Member shall report all accounting, internal accounting control and auditing concerns brought to his/her attention at the next meeting of the Audit Committee.  In the event of a concern of a significant nature, the Designated Audit Committee Member will convene a special meeting of the Audit Committee or report the details of such concern to the other members of the Audit Committee prior to the next meeting.

The Audit Committee shall investigate the complaint, or if appropriate, designate a member or a subcommittee of the Audit Committee to investigate the complaint.  Upon completion of an investigation, the Designated Audit Committee Member shall prepare a resolution of disposition to be acted upon by the Audit Committee.  Where, in the judgment of the Designated Audit Committee Member, it is important or appropriate that a matter be resolved in advance of the next meeting of the Audit Committee, the Designated Audit Committee Member has the authority to resolve such matter or, if significant, convene a special meeting of the Audit Committee for the purpose of resolving such matter.

Should he/she deem it appropriate, the Designated Audit Committee Member is hereby authorized to retain outside legal counsel (either the Company's general legal counsel or independent counsel as the Designated Audit Committee Member deems appropriate), accounting assistance (either the independent auditor who provides the opinion with respect to the Company's financial statements or another independent auditor as the Designated Audit Committee Member deems appropriate) and other outside professional advice.  It is the preference of the Audit Committee that the other members of the Audit Committee be consulted in advance of taking such action, if reasonably possible and appropriate.

The confidentiality of the sender shall be maintained throughout the process. The Designated Audit Committee Member shall maintain a log of all complaints, tracking their receipt, investigation and resolution.  Copies of complaints shall be maintained in accordance with the Company's document retention policy.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

Incorporated by reference to Form 10-K for the year ended June 30, 2004, as filed February 18, 2005.

INDEPENDENT PUBLIC ACCOUNTANTS.

Hein & Associates LLP was the principal accountant for the fiscal year ended June 30, 2004 and is being recommended as our principal accountant for the fiscal year ended June 30, 2005.

Incorporated by reference to Form 10-K for the year ended June 30, 2004, as filed February 18, 2005.

FORWARD LOOKING STATEMENTS

This  information statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words "believes," "anticipates," "expects"  and words of similar import.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance, anticipated or implied, by such forward-looking statements.  Given these uncertainties, stockholders are cautioned not to place undue reliance on forward-looking  statements.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this information statement.  An investment in our Company involves numerous risks and uncertainties, including those described in our Annual Report on Form 10-K for the year ended June 30, 2004.  Additional risks will be disclosed from time-to-time in our future SEC filings.

ADDITIONAL INFORMATION

Additional information about the Company may be found in our Annual Report on Form 10-K for the year ended June 30, 2004 and our other filings with the SEC.  Copies of this report and others may be obtained from the SEC's web site at "www.sec.gov."  We will mail copies of our prior SEC reports, or any documents that are incorporated by reference and not attached hereto, to any stockholder upon written request, free of charge, by contacting the Company at 1350 Old Bayshore Highway, Suite 740, Burlingame, CA 94010, telephone number (650) 579-3610, attn: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Vincent Yan

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Vincent Yan

President, Chief Executive Officer

 and Director

Exhibit A

OPTA CORPORATION AUDIT COMMITTEE CHARTER

1.

Members.  The Board of Directors of Opta Corporation (the "Company") shall appoint an Audit Committee of at least two members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson.  For purposes hereof, "independent" shall mean a director who meets the National Association of Securities Dealers, Inc. ("NASD") definition of "independence".

2.

Purposes, Duties and Responsibilities.  The Audit Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries.  The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements.  Specifically, the Audit Committee shall:

(i)

Recommend to the Board of Directors, and evaluate, the firm of independent certified public accounts to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee.

(ii)

Review and discuss with the outside auditors their audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters, and any reports of the outside auditors with respect to interim periods.

(iii)

Review and discuss the written statement from the outside auditor of the Company concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the outside auditor.

(iv)

Review and discuss with management and the auditors the financial statements of the Company, including an analysis of the auditor's judgment as to the quality of the Company's accounting principles.

(v)

Recommend to the Board of Directors whether, based on the review and discussions described in paragraphs (ii) through (iv) above, the financial statements should be included in the Annual Report on Form 10–K.

(vi)

Review and discuss with management and the outside auditors:  (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company; and (b) any transactions or courses of dealing with parties related to the Company which transactions are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

(vii)

Review and discuss with management and the outside auditors the adequacy of the Company's internal controls.

(viii)

Review and discuss with management and the outside auditors the accounting policies which may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and accounting and financial reporting proposals that may have a significant impact on the Company's financial reports.

(ix)

Establish policies and procedures for the engagement of the outside auditor to provide non-audit services, and consider whether the outside auditor's performance of information technology and other non-audit services is compatible with the auditor's independence.

(ix)

Review material pending legal proceedings involving the Company and other contingent liabilities.

(x)

Review the appropriateness of the Audit Committee Charter on an annual basis.

3.

Meetings.  The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, at least annually and generally four times each year, either in person or telephonically.  The Audit Committee shall meet in executive session with the outside auditors at least annually.  The Audit Committee may create subcommittees who shall report to the Audit Committee.  The Audit Committee shall report to the full Board of Directors with respect to its meetings.  The majority of the members of the Audit Committee shall constitute a quorum.

4.

Outside Advisors.  The Audit Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist in the full performance of its functions.

5.

Investigations.  The Audit Committee shall have the authority to conduct or authorize investigations into any matters within its scope of responsibilities and shall have the authority to retain outside advisors to assist it in the conduct of any investigation.

4